Exhibit 99.1

FOR IMMEDIATE RELEASE
CONTACTS:

Cheryl Presuto Chief Financial Officer TeamStaff, Inc.	Donald C. Weinberger/Diana Bittner (media) Wolfe Axelrod Weinberger Associates, LLC 212-370-4500
1 Executive Drive Somerset, NJ 08873 866-352-5304	don@wolfeaxelrod.com diana@wolfeaxelrod.com
TeamStaff Announces Date of its
Annual Meeting of Shareholders
Somerset, New Jersey— May 26, 2010 — TeamStaff, Inc., (NASDAQ: TSTF) a leading healthcare and logistics services provider to the Federal Government and Department of Defense, today announced that it currently plans to hold its Annual Meeting of Stockholders (the “Annual Meeting”) at 10:00 a.m. local time, on Thursday, August 19, 2010, at a location in Somerset, New Jersey to be disclosed in the Company’s proxy materials for the Annual Meeting.
Stockholder Proposal Deadline
The Annual Meeting date represents a change of more than 30 days from the anniversary of the Company’s Annual Meeting of Stockholders held on April 22, 2009. As a result, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the Company has set a new deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 for inclusion in the Company’s proxy materials for the Annual Meeting. The new deadline for the submission of the stockholder proposals is the close of business on June 23, 2010. Such proposals should be addressed to TeamStaff’s Corporate Secretary, TeamStaff, Inc., 1 Executive Drive, Suite 130, Somerset, New Jersey 08873.
The Company believes that receiving stockholder proposals by this date will provide the Company a reasonable period of time to allow for the review, consideration and, if appropriate, incorporation of any such proposals before it begins to print and send its proxy materials to stockholders. Such proposals will also need to comply with the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in the Company’s proxy materials, and may be omitted from the Company’s proxy statement if not in compliance with applicable requirements.
About TeamStaff, Inc.
Headquartered in Somerset, New Jersey, TeamStaff through its subsidiary, TeamStaff Government Solutions, specializes in providing medical, logistics, supply chain management and information technology services to federal agencies including the United States Department of Veterans Affairs and the Department of Defense. For more information, visit the TeamStaff web site at www.teamstaff.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:
This press release contains “forward-looking statements” as defined by the Federal Securities Laws. Statements in this press release regarding TeamStaff, Inc.’s business, which are not historical facts are “forward-looking statements” that involve risks and uncertainties. TeamStaff’s actual results could differ materially from those described in such forward-looking statements as a result of certain risk factors and uncertainties, including but not limited to: our ability to continue to recruit and retain qualified temporary and permanent healthcare professionals and administrative staff on acceptable terms; our ability to enter into contracts with hospitals, healthcare facility clients, affiliated healthcare networks, physician practice groups, government agencies and other customers on terms attractive to us and to secure orders related to those contracts; changes in the timing of customer orders for placement of temporary and permanent healthcare professionals and administrative staff; the overall level of demand for our services; our ability to successfully implement our strategic growth, acquisition and integration strategies; the effect of existing or future government legislation and regulation; the loss of key officers and management personnel that could adversely affect our ability to remain competitive; other regulatory and tax developments; and the effect of other events and important factors disclosed previously and from time-to-time in TeamStaff’s filings with the U.S. Securities Exchange Commission. For a discussion of such risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s periodic reports filed with the SEC. The information in this release should be considered accurate only as of the date of the release. TeamStaff expressly disclaims any current intention to update any forecasts, estimates or other forward-looking statements contained in this press release.